SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 11, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-6686                13-1024020
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(State or Other Jurisdiction     (Commission File          (IRS Employer
      of Incorporation)               Number)           Identification No.)

  1271 Avenue of the Americas, New York, New York              10020
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      (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On February 11, 2002, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits.

Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated February 11, 2002, announcing the resignation of four employees from its Board of Directors and the addition of Michael Roth as a new member to its Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE INTERPUBLIC GROUP OF
                                              COMPANIES, INC.


Date: February 12, 2002                    By: /s/ Nicholas J. Camera
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                                               Nicholas J. Camera
                                               SENIOR VICE PRESIDENT, GENERAL
                                               COUNSEL AND SECRETARY